INVESTOR PRESENTATION SEPTEMBER 8, 2022 SUN OUTDOORS CAROLINA PINES RV RESORT – CONWAY, SC

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties and other factors include, but are not limited to:  Outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  Changes in general economic conditions, including inflation, deflation, and energy costs, the real estate industry and the markets in which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its senior unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pounds sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real property taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts and marinas Compelling supply-demand fundamentals underpin all three segments Industry leading platforms of best-in-class assets drive strong performance Sun’s culture, systems, and technology foster continued delivery of exceptional customer service Cycle-tested executive leadership team Value added through industry consolidating acquisitions, expansions and ground up developments 3 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. GROVE BEACH – WESTBROOK, CT SUN OUTDOORS OCEANSIDE RV RESORT – COOS BAY, OR COMPANY HIGHLIGHTS

4 Current Portfolio As of September 8, 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Total Number of Sites / Wet Slips and Dry Storage Spaces: 226,449 Headquarters MH & RV Sites (180,314) Marina Wet Slips and Dry Storage Spaces (46,135) 209 3,430 240 3,141 3,016 2,399 / 221 927 / 2,517 3,421 2,005 / 3,325 4,040 / 411 1,716 1,857 / 2,608 1,123 2,606 9,313 4,133 324 927 1,330 780 5,503 11,058 2,064 162 334 155 586 582 413 475 5,239 591 33,124 3,740 2,925 1,0274,1762,235 330 2,372 1,536 2,624 1,816 1,417 2,835 545 / 385 46,423 5,106 167 723 3,539 3,440 424 1,606 75 20,679 Regional Office SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI)

Premier Owner and Operator of MH, RV and Marina Properties with Track Record of Exceptional Performance

Sun Communities at a Glance

1975
Year Founded

1993
Year Listed

662
Properties[1]

BBB / Baa3
S&P / Moody's Credit Ratings

$19.5Bn
Equity Market Value[3]

4th
Annual and GRI-Linked ESG Report published in 2Q22

Rental Revenue Breakdown [4]



Manufactured Housing 49%
Marinas 19%
RV 32%

Historical and Current Performance

7.2%
Same Community NOI *(10-Year CAGR)*[2]

9.1%
Core FFO per Share *(10-Year CAGR)*[3]

5.6%
Distributions per Share Growth *(5-Year CAGR)*[3]

4.7%
Core FFO/Share Yield[3]

2.3%
Distribution Yield[3]

365%
10-Year Total Return[3]


BEECHWOOD – KILLINGWORTH, CT

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through July 25, 2022 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

(1) Does not include two communities managed on behalf of third parties.
(2) From 2012A-2022E.
(3) As of August 31, 2022; FFO and distribution yields based on mid point of constant currency guidance for 2022E.
(4) Represents current 2022 forecasted percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces, commercial leases and transient revenue. Rental revenues include contribution from UK acquisitions.

SUN COMMUNITIES, INC.
5

Compelling Supply-Demand Fundamentals Across Three Segments

- Our MH, RV and Marina properties offer unrivaled locations and premier amenities
- Durable demand and supply-constrained fundamentals

MH

- 351 properties in North America and the United Kingdom
- ~111,400 revenue producing sites
- ~8,000 sites for expansion and greenfield development



MILLWOOD – CT

RV

- 180 properties in North America
- ~28,700 transient sites
- ~7,200 sites for expansion and greenfield development



SUN OUTDOORS GIG HARBOR – WA

Marina

- 131 properties in North America
- ~46,100 wet slips and dry storage spaces
- 80% of marinas located in coastal markets(1)



SAFE HARBOR HARBORTOWN – FL

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Calculation of marinas located in coastal markets include those along the Great Lakes.

SUN COMMUNITIES, INC.
6

YTD Performance Update

Strong Performance

- Increased FY22 Core FFO per Share Guidance on constant currency basis to **$7.22 - $7.32**
  - Midpoint of $7.27 implies **11.7%** growth compared to 2021
- Completed **~$2.1bn** of acquisitions in **63** properties totaling **21,860** sites, wet slips and dry storage spaces YTD
- Opened **two** new ground-up MH communities in Arizona and Texas
- Executed on executive succession plans:
  - Bruce Thelen promoted to COO, effective December 2022
  - John McLaren assuming new role as EVP, Entitlement & Integration for MH Development
  - Fernando Castro-Caratini promoted to CFO, effective May 2022
  - Karen Dearing assumed role of EVP, Special Projects, overseeing the integration of UK acquisitions
- Same property 4th of July weekend transient RV revenue **up 9.4%** on a base of 7.4% fewer sites
- Labor Day weekend same property transient RV revenue **up 1.6% YoY** on a base of 6.6% fewer sites compared to same weekend in 2021
- **~1,700 transient RV to annual site conversions** YTD as of July 31, 2022, surpassing full-year 2021 conversions



LAKEVIEW ESTATES – YUCAIPA, CA



SAFE HARBOR OLD PORT COVE – NORTH PALM BEACH, FL

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

7

MULTIPLE LEVERS DRIVE RESILIENT GROWTH

- Outstanding record of revenue growth supported by internal and external opportunities

	Growth Levers	Potential Annual Revenue Growth / Contribution
Internal	Contractual Rent Increases	- 4.5% weighted average rate increase as of June 2022 - Over 90% MH sites "market rent" or tied to CPI
Internal	Occupancy Gains	- 96.3% MH Occupancy in the U.S. and Canada - 70% of MH Communities at 98%+ occupied
Internal	Expansions	- $197mm invested capital since 2020, targeting 10-14% IRRs[(1)] - ~10,800 sites available for expansion in 2022 and beyond - ~130 site deliveries in 3 properties through 2Q22
Internal	Transient to Annual RV Conversions	- ~1,200 average yearly converted sites[(2)] - ~1,700 conversions YTD as of July 31, 2022
External	Acquisitions	- Over $11.6bn invested in properties since 2010 - ~$2.1bn YTD acquisition volume on 63 properties and ~22,000 sites - High degree of visibility into MH, RV and Marina acquisition pipeline
External	Developments	- Targeting 3 – 5 new development starts per year - ~$358mm invested capital since 2020, targeting 7-9% IRRs[(1)] - ~4,400 sites available for ground-up and redevelopments

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Expected 5-year unlevered internal rates of return based on certain assumptions
(2) 2019 – 2021 average.

SUN
SUN COMMUNITIES, INC.
8

STICKY CUSTOMER BASE WITH LIMITED CAPEX

- Annual home move-outs in Sun's MH communities are **less than 1%**
  - Low turnover driven by a **$6k - $10k** average cost for a resident to move a home
  - Uninterrupted rental income stream: average tenure of residents in our MH communities is **~14 years**(1) before unit is sold in place
- RVs stay in Sun's resorts for **~9 years** on average(1)
- Average tenure of marina members is **~8 years**
- MH, RV and Marina require lower CapEx relative to other asset classes as they are largely land ownership business


RANCHO ALIPAZ – SAN JUAN CAPISTRANO, CA

MH Resident Trends

(% of Total Residents, 3-Year Average)


6.4%
0.6%
Resident Re-sales
(Home stays in community)
Resident Move-outs
(Home leaves community)

RV Guest Trends

(% of Total Residents, 3-Year Average)


10.5%
10.8%
Resident Re-sales
(RV stays in resort)
Resident Move-outs
(RV leaves resort)

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Annual average (January 2020 – June 2022).

9

CONVERSION OF TRANSIENT RV TO ANNUAL LEASES GENERATED SIGNIFICANT UPLIFT IN REVENUE

- Transient RV site conversions to annual leases have historically increased revenue per site by 40-60% for the first full year after conversion and grow base of annual RV sites
- ~1,700 transient to annual RV conversions YTD through July 31, 2022
- Recent example from Marco Naples RV Resort in Naples, FL:

Transient Site

$53 Avg. Daily Rate	**31.7%** Occupancy	**$513** Monthly Rent	**$6,158** Annual Rent

- Site revenue limited mainly to peak season months during the winter for this resort

Annual Site Conversion

$26 Avg. Daily Rate	**100%** Occupancy	**$777** Monthly Rent	**$9,324** Annual Rent

Site Revenue Annual Pick-Up Upon Conversion in First Year

$3,166 Additional Annual Rent	**51%** Site Revenue Growth


MARCO NAPLES RV RESORT - NAPLES, FL


MARCO NAPLES RV RESORT - NAPLES, FL

SUN
SUN COMMUNITIES, INC.

Source: Company information.

10

11 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: Same property pool changes annually. It included 163 properties in 2014 and 425 properties in 2022. $400 $450 $500 $550 $600 $650 2014 2015 2016 2017 2018 2019 2020 2021 1H22 MH Monthly Base Rent RV Monthly Base Rent Total Monthly Base Rent Same Property Monthly Base Rents 3.4% 3.4% 3.3% 3.6% 4.0% 4.2% 3.4% 3.4% 4.1% 2.0% 2.9% 3.1% 4.2% 5.4% 6.1% 5.4% 4.8% 6.8% Same Property Occupancy MH Annual Growth RV Annual Growth 90% 95% 100% 2014 2015 2016 2017 2018 2019 2020 2021 1H22 MH Occupancy Total MH & RV Annual Occupancy Total Annual Growth 3.2% 3.3% 3.2% 3.6% 4.1% 4.5% 3.8% 3.6% 4.5% ROBUST INTERNAL GROWTH PROVIDES A STRONG BASE

Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional CapEx Adding Value with Expansions 12 Properties and Sites • Since 2010, Sun has acquired properties valued at over $11.6 billion, increasing its number of properties by 4.9x Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS

PARK HOLIDAYS UK ACQUISITION

Complementary to the Sun Platform	▪ ~12,300 owner-occupied sites under 20+ year licenses with annual increases in land lease communities ▪ ~2,100 hire fleet sites, which operate similarly to the Vacation Rental platform within Sun's RV resorts ▪ Average customer tenure of 7+ years
Well Located, Highly Amenitized Properties	▪ Leading presence in key southern UK markets as the 2nd largest UK Holiday Park owner and operator ▪ Irreplaceable, highly desirable coastal locations ▪ ~80% of holiday home buyers have stayed at a holiday park ▪ Large, affluent customer base ▪ Positive supply / demand dynamics ▪ Short drives from London and other urban centers
Strong Internal and External Growth Prospects	▪ Ability to pass on annual rental rate increases above inflation ▪ Inventory of zoned and entitled expansion sites ▪ UK holiday community market is highly fragmented ▪ In place management team demonstrates proven track record of identifying, acquiring and integrating single assets and portfolios


PEVENSEY BAY – SUSSEX, UK


NEW BEACH – KENT, UK


RYE HARBOUR – SUSSEX, UK

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

13

PREMIER OWNER-OPERATOR OF MARINAS

131
Marinas

37,600
Approximate Wet Slips

8,500
Approximate Dry Storage Spaces(1)

24
States & Puerto Rico

80%
Marinas Located in Coastal Markets(2)

75%
Marinas Owned Fee Simple(3)

46,100
Approximate Members

95%
of Rental Revenue is Annual

7.6
Years Average Member Tenure

Marina Same Property NOI Growth



5.0%
9.0%
7.6%
6.8%
6.0%
1H22
3Q22E
FY22E

Service Offerings Keep Members in Network

Average marina member tenure (in years)



6.5
5.6
5.9
5.0
9.3
6.3
8.8
6.9
8.2
6.7
2017
2018
2019
2020
2021
Service
Non-Service

- On average, member tenure at properties offering service are 26% longer than at non-service properties
- Service availability drives premium rental rates for wet slips and dry storage spaces

Unmatched in Scale, Portfolio Quality and Depth of Network Offering

# of owned marinas – as of September 8, 2022



131
62
27
23
SUNTEX MARINAS
IGY MARINAS
els

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through July 25, 2022 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

(1) Dry Storage Spaces include Indoor Storage.
(2) Calculation of marinas located in coastal markets include those along the Great Lakes.
(3) 32 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~36 years.

SUN COMMUNITIES, INC.
14

5.1% 2.7% 3.0% Multifamily REITsSun Communities 15  Favorable demand drivers, high barriers to entry and Sun’s investment and operational platform have resulted in consistent and cycle tested organic cash flow growth  For more than 20 years, every individual year or rolling 4-quarter period, has recorded positive same property NOI growth  Over the same period, Sun’s average annual same property NOI growth was 5.1%, which is ~240bps greater than that of multifamily REITs of 2.7% Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Sources: Citi Research, June 2022. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Multifamily REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) SUPERIOR AND CONSISTENT CASH FLOW GROWTH (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2Q 00 2Q 01 2Q 02 2Q 03 2Q 04 2Q 05 2Q 06 2Q 07 2Q 08 2Q 09 2Q 10 2Q 11 2Q 12 2Q 13 2Q 14 2Q 15 2Q 16 2Q 17 2Q 18 2Q 19 2Q 20 2Q 21 2Q 22

PEER-LEADING SAME PROPERTY NOI AND FFO GROWTH TRACK RECORD 16 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through July 25, 2022 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company’s current assessment of economic and market conditions, as well as other risks outlined above under the caption “Forward Looking Statements.” (1) Multifamily REITs include AVB, CPT, EQR, ESS, MAA and UDR. Storage REITs include CUBE, EXR and PSA. (2) Reported core / normalized FFO used above except for CPT given lack of availability, for which basic is used instead. 2022E Core FFO/sh represent mid-point of constant currency guidance. (3) Figures on right hand side represent total uplift / associated CAGR. 90 100 110 120 130 140 150 160 2017 2018 2019 2020 2021 2022E Same Property NOI Growth(1)(3) +41 / 7.1% +42 / 7.2% +16 / 3.1%  Sun has consistently generated same property NOI outperformance with limited volatility  Sun has generated greater FFO per share growth than peers and adjacent sectors than peers and adjacent sectors Indexed to 100 from 2017 90113572 2012 2013 201 201 2016 201 2018 2019 2020 2021 2022 Sun Communities Multifamily Storage 90 100 110 120 130 140 150 160 170 2017 2018 2019 2020 2021 2022E Core / Normalized FFO Per Share Growth (1)(2)(3) Indexed to 100 from 2017 +74 / 11.8% +65 / 10.6% +28 / 5.1%

BALANCE SHEET SUPPORTS GROWTH STRATEGY

Current Debt Outstanding (*$ in millions*)[1]

As of June 30, 2022	Principal Outstanding[2]	Weighted Average Interest Rates	Weighted Average Years to Maturity
Total Secured Debt	$3,336	3.78%	10.2
Unsecured IG Bonds	1,779	3.10%	8.6
Unsecured Revolving Credit Facilities & Other	1,816	2.89%	3.2
Total Debt	**$6,931**	**3.37%**	**7.9**

Net Debt / TTM EBITDA[3]



5.6x
5.5x
6.9x
5.7x (4)
6.3x (4)
2018
2019
2020
2021
1H22

Net Debt / TEV[5]



25.2%
19.0%
21.4%
18.0%
25.0%
2018
2019
2020
2021
1H22

- Limited near-term maturity profile
- 84% of outstanding debt based on fixed interest rate

Credit Statistics

Rate Type [6]



16% variable rate
84% fixed rate

Baa3 MOODY'S

BBB S&P Global

Upcoming Mortgage Maturities (*$ in millions*)



% of Total
1.7%
5.0%
8.6%
2.3%
11.0%
$89
$257
$444
$116
$568
2022
2023
2024
2025
2026
Preferred
Principal Amortization
Mortgage Maturities

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *For further Debt breakdown, please refer to the Supplemental for the quarter ended June 30, 2022.*
(2) *Includes premium and discount on debt and financing costs.*
(3) *The debt ratios are calculated using trailing 12-months recurring EBITDA for the period ended June 30, 2022.*
(4) *Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions.*
(5) *Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.*
(6) *As of June 30, 2022, proforma for fixing interest rate on £400mm of term loan.*

17

Sun Has Used All of its Growth Levers in Combination to Produce Outstanding Historical Performance

- Outstanding record of driving growth with broad array of growth levers
- Average ~7% same property NOI
- ~$11.6bn in acquisitions since 2010
- Increasing development capacity / pipeline

MH Weighted Average Rental Rate Growth



Historical Average: 3.5%
2.8%
2.8%
3.4%
3.4%
3.3%
3.6%
4.0%
4.2%
3.4%
3.4%
4.1%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2Q22

RV Weighted Average Rental Rate Growth



Historical Average: 4.3%
5.1%
1.7%
2.0%
2.9%
3.1%
4.2%
5.4%
6.1%
5.4%
4.8%
6.8%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2Q22

MH / RV Same Property NOI Growth



Historical Average: 7.0%
5.5%
5.9%
7.7%
9.1%
7.1%
6.9%
6.7%
7.3%
4.0%
11.2%
6.8%
6.0%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E

Acquisition Volume



($ in mm)
$314
$182
$744
$1,143
$1,769
$145
$364
$815
$2,979
$1,425
$2,086
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 YTD

Ground-Up and Expansion Site Deliveries



Historical Average: 1,183
452
1,000
375
650
304
2,133
1,632
2,326
1,346
1,609
2,000
1,600
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through July 25, 2022 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

SUN COMMUNITIES, INC.

18

Sun Communities' ESG Initiatives

- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- We will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, and consulting with vital stakeholders to identify key ESG considerations and solutions
- We published our 4th annual, and GRI-aligned, ESG report in 2Q22

ESG Highlights(1)

Environmental	Social	Governance
Framework Reporting Reported to GRESB, DJSI and CDP	**Sun Unity** Sun's social responsibility program, 400% increase in volunteer hours	**BoD Nominating and Corporate Governance Committee** formally oversees all ESG initiatives
Irrigation & Metering Projects Achieved 1.2% water consumption reduction	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 38% female and 75% independent
LED Lighting & Smart Thermostats Achieved 4.2% electric consumption reduction	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** identifies, monitors and mitigates risks across the organization
National Park Foundation (NPF) Launched new partnership with NPF to support their outdoor exploration pillar	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**Comprehensive Policies and Procedures** foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Performance and initiatives for the 2021 reporting year are referenced. Also reference our 2020-2021 ESG Interim Updates available on our website.

SUN COMMUNITIES, INC.
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APPENDIX SUN OUTDOORS NEW ORLEANS NORTH SHORE – PONCHATOULA, LA

21  Manufactured homes in Sun’s communities provide 25% more space at ~54% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,162 per month Other Rental Options(1) $2,031 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.93 per sq. ft. $2.03 per sq. ft. (1) Other rental options include multi-family, single family and duplex two-bedroom rentals; Data per Zillow – U.S. Median Monthly Rent (Zillow rent index, July 2022). RENTING – MH VS. OTHER RENTAL OPTIONS

INDUSTRY-LEADING SOCIAL MEDIA ENGAGEMENT AND ORIGINAL DIGITAL CONTENT 22Source: Company Information – As of August 31, 2022.  Sun leads the outdoor vacation industry across social media channels with 2mm followers and 40mm total engagements  Sun Outdoors original content and Sun Communities Virtual Home Tours allow prospective guests and residents to engage with our brand and offerings 70K 27K 1K 1K 155K 51K 4K 2K Sun Outdoors Thousand Trails KOA Under Canvas 4Q21 22-Aug ~85k increase438K 334K 326K 256K 226K 205K 197K 145K 128K 113K 80K Instagram Followers Virtual Home ToursCreating Original Content TikTok Followers

(30.0%) (25.0%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% (16.1)% (18.4)% (26.0)% 23  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2022 YTD Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of August 31, 2022. STRATEGY-DRIVEN OUTPERFORMANCE (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% 23.2% 39.7% 13.9% (50.0%) (10.0%) 30.0% 70.0% 110.0% 150.0% 190.0% 94.5% 75.4% 31.0% 0.0% 200.0% 400.0% 365.5% 249.4% 103.7%

24 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). In addition, the Company calculates Constant Currency Core FFO by translating the operating results from the UK, Canada and Australia at the weighted average foreign currency rates used for the guidance. The Company believes that Core FFO and Constant Currency Core FFO provide enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. NON-GAAP TERMS DEFINED

NET INCOME TO FFO RECONCILIATION

(amounts in millions except per share data)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to SUI Common Shareholders	$ 74.0	$ 110.8	$ 74.7	$ 135.6	$ 380.2	$ 131.6	$ 160.3
Adjustments							
Depreciation and amortization	149.5	126.7	297.8	250.5	521.9	376.9	328.6
Depreciation on nonconsolidated affiliates	0.1	-	0.1	0.1	0.1	0.1	-
(Gain) / loss on remeasurement of marketable securities	32.3	(27.5)	66.8	(31.2)	(33.5)	(6.1)	(34.2)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	(0.4)	0.1	(0.5)	-	0.2	1.6	-
(Gain) / loss on remeasurement of notes receivable	-	(0.1)	(0.2)	(0.5)	(0.7)	3.3	-
Income attributable to noncontrolling interests	4.2	5.0	2.0	4.9	14.8	7.9	8.5
Returns on preferred OP units	3.4	1.0	6.7	1.9	3.9	2.2	3.9
(Gain) / loss on dispositions of properties	0.1	-	(13.3)	-	(108.1)	(5.6)	-
Gain on dispositions of assets, net	(17.2)	(17.6)	(32.3)	(25.8)	(60.5)	(22.2)	(26.4)
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 246.0	$ 198.4	$ 401.8	$ 335.5	$ 718.3	$ 489.7	$ 440.7
Adjustments							
Business combination expense and other acquisition related costs	17.8	2.3	20.9	4.2	10.0	25.3	1.2
Loss on extinguishment of debt	0.1	8.1	0.4	8.1	8.1	5.2	16.5
Catastrophic event-related charges, net	0.2	0.4	0.2	2.8	2.2	0.9	1.7
Loss of earnings - catastrophic event-related	-	-	-	0.2	0.2	-	-
(Gain) / loss on foreign currency exchanges	(9.0)	0.1	(6.8)	0.1	3.7	(7.7)	(4.5)
Other adjustments, net	(0.5)	0.3	1.4	0.2	16.1	2.2	1.3
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 254.6	$ 209.6	$ 417.9	$ 351.1	$ 758.6	$ 515.6	$ 456.9
Adjustment							
Foreign currency impact[a]	2.0	-	2.0	-	-	-	-
Constant Currency Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 256.6	$ 209.6	$ 419.9	$ 351.1	$ 758.6	$ 515.6	$ 456.9
Weighted average common shares outstanding - basic	120.0	112.1	117.6	110.0	112.6	97.5	88.5
Weighted average common shares outstanding - fully diluted	126.0	116.4	123.9	114.1	116.5	101.3	92.8
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.95	$ 1.70	$ 3.24	$ 2.94	$ 6.16	$ 4.83	$ 4.75
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 2.02	$ 1.80	$ 3.37	$ 3.08	$ 6.51	$ 5.09	$ 4.92
Constant Currency Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 2.04	$ 1.80	$ 3.39	$ 3.08	$ 6.51	$ 5.09	$ 4.92

[a] The Company calculated the foreign currency translation impact by comparing the actual weighted average foreign currency rates of $1.2598 U.S. dollars ("USD") per GBP, $0.7828 USD per CAD and $0.7241 USD per AUD, with the weighted average foreign currency rates used for the guidance of $1.330 USD per GBP, $0.770 USD per CAD and $0.756 USD per AUD, respectively.

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information.

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NET INCOME TO NOI RECONCILIATION

(amounts in millions)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to SUI Common Shareholders	$ 74.0	$ 110.8	$ 74.7	$ 135.6	$ 380.2	$ 131.6	$ 160.3
Interest income	(7.3)	(2.8)	(14.1)	(5.4)	(12.2)	(10.1)	(17.9)
Brokerage commissions and other revenues, net	(8.6)	(6.9)	(16.6)	(12.9)	(30.1)	(17.2)	(14.1)
General and administrative expense	62.2	45.3	117.9	83.5	181.2	109.5	92.7
Catastrophic event-related charges, net	0.1	0.4	0.1	2.8	2.2	0.9	1.7
Business combination expense	15.0	(0.2)	15.5	1.0	1.4	23.0	-
Depreciation and amortization	150.2	127.1	298.7	251.0	522.7	376.9	328.1
Loss on extinguishment of debt	0.1	8.1	0.4	8.1	8.1	5.2	16.5
Interest expense	55.3	37.7	100.5	77.2	158.6	129.1	133.2
Interest on mandatorily redeemable preferred OP units / equity	1.1	1.0	2.1	2.0	4.2	4.2	4.7
(Gain) / loss on remeasurement of marketable securities	32.3	(27.5)	66.8	(31.2)	(33.5)	(6.1)	(34.2)
(Gain) / loss on foreign currency exchanges	(9.0)	0.1	(6.8)	0.1	3.7	(7.7)	(4.5)
(Gain) / loss on disposition of properties	0.1	-	(13.3)	-	(108.1)	(5.6)	-
Other (income) / expense, net	(0.4)	0.2	0.2	0.7	12.1	5.2	1.7
(Gain) / loss on remeasurement of notes receivable	-	(0.1)	(0.2)	(0.5)	(0.7)	3.3	-
Income from nonconsolidated affiliates	(0.9)	(0.8)	(1.8)	(2.0)	(4.0)	(1.7)	(1.4)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	(0.4)	0.1	(0.5)	-	0.2	1.6	-
Current tax expense	3.9	1.2	5.2	1.0	1.2	0.8	1.1
Deferred tax (benefit) / expense	(0.3)	-	(0.3)	(0.1)	0.1	(1.6)	(0.2)
Preferred return to preferred OP units / equity interests	3.1	3.0	6.1	5.9	12.1	6.9	6.1
Income attributable to noncontrolling interests	4.2	7.0	2.0	7.3	21.5	8.9	9.7
Preferred stock distribution	-	-	-	-	-	-	1.3
NOI	$ 374.7	$ 303.7	$ 636.6	$ 524.1	$ 1,120.9	$ 757.1	$ 684.8

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Real Property NOI	$ 304.8	$ 258.3	$ 537.6	$ 465.8	$ 982.1	$ 721.3	$ 649.7
Home Sales NOI	49.8	23.0	68.6	33.6	74.4	28.6	32.8
Service, retail dining and entertainment NOI	20.1	22.4	30.4	24.7	64.4	7.2	2.3
NOI	$ 374.7	$ 303.7	$ 636.6	$ 524.1	$ 1,120.9	$ 757.1	$ 684.8

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information.

26

NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in millions)

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,		
	2022	2021	2022	2021	2021	2020	2019
Net Income Attributable to SUI Common Shareholders	$ 74.0	$ 110.8	$ 74.7	$ 135.6	$ 380.2	$ 131.6	$ 160.3
Adjustments							
Depreciation and amortization	150.2	127.1	298.7	251.0	522.7	376.9	328.1
Loss on extinguishment of debt	0.1	8.1	0.4	8.1	8.1	5.2	16.5
Interest expense	55.3	37.7	100.5	77.2	158.6	129.1	133.2
Interest on mandatorily redeemable preferred OP units / equity	1.1	1.0	2.1	2.0	4.2	4.2	4.7
Current tax expense	3.9	1.2	5.2	1.0	1.2	0.8	1.1
Deferred tax (benefit) / expense	(0.3)	-	(0.3)	(0.1)	0.1	(1.6)	(0.2)
Income from nonconsolidated affiliates	(0.9)	(0.8)	(1.8)	(2.0)	(4.0)	(1.7)	(1.4)
Less: (Gain) / loss on disposition of properties	0.1	-	(13.3)	-	(108.1)	(5.6)	-
Less: Gain on disposition of assets, net	(17.2)	(17.6)	(32.3)	(25.8)	(60.5)	(22.2)	(26.4)
EBITDAre	$ 266.3	$ 267.5	$ 433.9	$ 447.0	$ 902.5	$ 616.7	$ 615.9
Adjustments							
Catastrophic event-related charges, net	0.1	0.4	0.1	2.8	2.2	0.9	1.7
Business combination expense	15.0	(0.2)	15.5	1.0	1.4	23.0	-
(Gain) / loss on remeasurement of marketable securities	32.3	(27.5)	66.8	(31.2)	(33.5)	(6.1)	(34.2)
(Gain) / loss on foreign currency exchanges	(9.0)	0.1	(6.8)	0.1	3.7	(7.7)	(4.5)
Other (income) / expense, net	(0.4)	0.2	0.2	0.7	12.1	5.2	1.7
(Gain) / loss on remeasurement of notes receivable	-	(0.1)	(0.2)	(0.5)	(0.7)	3.3	-
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	(0.4)	0.1	(0.5)	-	0.2	1.6	-
Preferred return to preferred OP units / equity interests	3.1	3.0	6.1	5.9	12.1	6.9	6.1
Income attributable to noncontrolling interests	4.2	7.0	2.0	7.3	21.5	8.9	9.7
Preferred stock distribution	-	-	-	-	-	-	1.3
Plus: Gain on dispositions of assets, net	17.2	17.6	32.3	25.8	60.5	22.2	26.4
Recurring EBITDA	$ 328.4	$ 268.1	$ 549.4	$ 458.9	$ 982.0	$ 674.9	$ 624.1

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2022, as well as Press Releases and SEC Filings after June 30, 2022, for additional information.

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